SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 7, 2015

Median Group Inc.

(Formerly known as Clixster Mobile Group Inc.)

(Exact name of registrant as specified in its charter)

Texas	5813	75-3016844
(State or other	(Commission File	(I.R.S Employer
jurisdiction of incorporation)	Number)	Identification No.)

No.18-2 Jalan Sri Hartamas 8, Taman Sri Hartamas 50480 Kuala Lumpur, Malaysia	n/a
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	Tel: +601 122102212
Fax: +1 323 843 1095

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws

The Board of Directors of Clixster Mobile Group Inc. adopted an amendment to its Certificate of Incorporation changing its name to Median Group Inc. effective October 7, 2015. The Company filed a Certificate of Amendment to the Certificate of Incorporation with the Texas Secretary of State implementing a change in the Company's name. A copy of the amendment to the Certificate of Incorporation is filed as Exhibit 99.1 hereto. The amendment had been previously approved by stockholders.

In connection with the name change, the Company's common stock, which traded under the ticker symbol "CHMD", will remain trading under the current ticker symbol.

SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No. Description

99.1 Certificate of Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Median Group Inc.

(Formerly known as Clixster Mobile Group Inc.)

/s/ Andrew Hwan Lee

Andrew Hwan Lee

Chief Executive Officer

Date: October 13, 2015